 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 28, 2011
AXIM INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)
Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
245 East Liberty Street, Suite 200, Reno, NV		89501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		1-888-597-8899
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities Exchange Act of 1934, as amended.  These statements relate to future events or our future financial performance.  In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" on page 8 of this current report, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to the common shares in our capital stock.

As used in this current report, the terms “we”, “us”, “our” and the “Company” refer to Axim International Inc.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective October 3, 2011, we entered into a Licensing Agreement (the “Agreement”) with Omega Research Corporation (“Omega”) for exclusive licensing rights for technology relating to the processing of organic waste to marketable byproducts via the Advanced Pyrolysis System 200 (“APS200”). We will have exclusive rights to sub-license, establish joint ventures to commercialize, use and process organic waste, and sell related byproducts in the territory of Jamaica, WI for 20 years.   We acquired the licensing rights for $ 50,000 payable on or before October 31, 2011.  The $ 50,000 was paid on October 27, 2011.  We have the right to purchase from Omega, the APS200 system at a fixed price of $ 500,000 until September 30, 2013.  Subsequent to September 30, 2013, Omega may increase the purchase price at its sole discretion to reflect raising costs of raw materials and labor.  Upon purchasing the APS200 system, we subject to a royalty of 3% on licensee fees received as well as on gross sales from byproduct sales generated from the APS200 system. The Agreement was an arms-length transaction.

The APS200 system is designed to handle commonly generated waste stream, whether liquid, solid, mixed or unmixed (including whole tires, all types of plastics, e-waste, shredder residues, sewage sludge, animal wastes, biomass, ligneous and infectious biohazard medical waste) and represent an environmentally friendly and commercially viable alternative to traditional methods of processing waste. The solutions are commercially viable ecological recycling models based on zero-waste philosophy. We will initially be focused on using the application for processing waste tires for conversion to biochar and fuel oil.

DESCRIPTION OF BUSINESS

History

We were incorporated in the State of Nevada on November 19, 2010. Since inception, we have been engaged in organizational efforts and obtaining initial financing.  We were initially formed as a vehicle to pursue a business combination.

We have not been involved in any bankruptcy, receivership or similar proceeding.

Our Current Business

Upon entering into the Agreement to acquire exclusive licensing rights in Jamaica, our business objective is to market the APS200 system through qualified interests in establishing joint ventures and establishing waste conversion operations.

Effective October 28, 2011, we entered into a joint venture agreement with Alpha International Marketing Corp (“Alpha”) to establish the APS200 system in Jamaica for converting used tires to biochar and fuel oil.  Alpha, as a sub licensee will be subject to a sub-license fee of $ 70,000 payable in monthly installments of $ 5,000 per month commencing November 1, 2011 ending, January 1, 2013.  As per our Agreement with Omega, 5% of the sub license fee is payable to Omega on a quarterly basis.  As additional consideration, the joint venture will remit a 5% royalty fee on all gross sales generated, of which 3% will be remitted to Omega and 2% retained by us.  Alpha is to raise $ 250,000, half of the purchase price of the APS200 system and we are to raise the remaining balance.  Alpha is to raise such funds by June 30, 2013.  We are subject to raising the additional $ 250,000 by June 30, 2013.  In the event that we do not raise such funding by September 30, 2013, our agreement with Alpha is deemed terminated and we are liable to repay the sum of all monthly license fees paid.   The repayment must be made within a 12 month period.  In the event that Alpha does not raise such funding, the monthly sub license fee will be retained by us.

Principal Products, Services and Their Markets

The APS200 system has the capability for four applications for treatment of waste tires, plastics, MSW and hospital waste. The APS200 system will have one treatment application for waste tires.   We may add other applications at a later date should we wish to expand operations.

How the System Works

Pyrolysis technologies:

Pyrolysis is most commonly used for organic materials. It does not involve reactions with oxygen or any other reagents but can take place in their presence. Extreme pyrolysis, which leaves only carbon as the residue, is called carbonization and is also related to the chemical process of charring.

Pyrolysis is heavily used in the chemical industry, for example, to produce charcoal, activated carbon, methyl alcohol and other chemicals from wood to convert ethylene dichloride into vinyl chloride to make PVC, to produce coke fuel from coal, to convert biomass into synthetic gas, to turn waste into safely disposable substances, and for the cracking of medium-weight hydrocarbons from petroleum into smaller molecules to produce lighter forms like gasoline.

There are two kinds of pyrolysis technologies classified by heat source.

Direct-Heat Pyrolysis

This method allows the heat source to make direct contact with the feedstock material. It has the advantage of being the most efficient method of thermal conductivity. Examples of Direct-Heat Pyrolysis systems are; steam pyrolysis systems, nitrogen or argon gas pyrolysis systems. Both steam and gas pyrolysis heat the feedstock material completely thereby decomposing the hydrocarbons. The disadvantage of the Direct-Heat Pyrolysis method is that it requires the consumption of a large amount of energy.

Indirect-Heat Pyrolysis

In the Indirect-Heat Pyrolysis method the feedstock material does not make direct contact with the heat source. The material is loaded in a vacuum chamber isolated from air. Then a heat source is applied to heat the chamber. The heat source can be a burner or heat wire.

Indirect-Heat Pyrolysis has a low thermal conductive efficiency because no contact is made with the surface of the feedstock material. To improve efficiency, Catalyst Pyrolysis has been developed. It uses a catalyst to bring the heat in contact with the feedstock material. If more than one catalyst is used the greater the heat contact is made with the surface of the feedstock material and the efficiency is thereby increased. Another method is break down the feedstock material into the small pieces or to grind the feedstock into powder where the feedstock material will react instantly. This technology is called Fast Pyrolysis. No matter how the contact surface of the feedstock material is increased, the heat will always be applied from the surface to the interior of the feedstock material. When heat makes contact with the surface of the feedstock material, it will form a hard shell preventing the heat from penetrating to the interior of the feedstock material resulting in incomplete de-composition of the organic compounds.

The APS200 system combines the steam Direct-Heat Pyrolysis and Indirect-Heat Pyrolysis technologies.

Traditional pyrolysis technology is a one stage process. It is designed and engineered to handle only one kind of uniform organic material during the same process. Also, the thermal conditions will vary based on what type of feedstock material is used; otherwise the feedstock material cannot be decomposed properly. The carbon residue will contain an organic composition. These by-products are not marketable. As a result, most pyrolysis systems can only process one type of feed stock material. Mixed or varied feedstock materials cannot be processed. For application in the waste management field where there are a variety of waste materials in an unpredictable composition, a one stage process cannot be accommodated. The APS200 system can process mixed feedstock material based on its two stage pyrolysis technology.

The first stage acts as a pyrolysis mode. It converts most of the organic composition to fuel oil at the critical cracking stage. To obtain the greatest amount of fuel oil is the most important function in this stage. The second stage simulates gasification, deep pyrolysis, carbon activated, and fuel gas synthesis system. The purpose of the second stage is to decompose the residue of organic compounds remaining after completion of the pyrolysis mode and convert it to fuel gas.

Energy efficiency by Steam with indirect thermal pyrolysis technologies:

As mentioned above, traditional pyrolysis technology uses the application of indirect heat to a thermal reaction chamber. Because the thermal conductive surface is small, significantly more time and energy is required to decompose the organic compounds resulting in low efficiency. Another problem is created when heat is applied to the surface of the feedstock material. When heat contacts the surface of the feedstock material, it forms a crust which restricts penetration of the heat to the interior of the feedstock material, resulting in an incomplete decomposition of the organic compounds. The carbon residue will also contain remnants of the organic compounds and becomes a secondary waste.

To solve this problem, the APS200 system uses steam as the main heat source to directly heat the material. Steam is used to penetrate the feedstock material into the interior in order to decompose the organic compounds. To generate the steam heat source requires more energy however the APS200 system uses an energy recovery technology to generate the steam required by using the fuel gas generated from the pyrolysis process which creates an indirect heating chamber by the use of the same waste heat source. The reaction chamber is supported by steam and indirect heat at the same time. This process increases the efficiency of energy use. When the pyrolysis system commences to generate fuel gas, enough fuel gas is produced to support the heat source for the system without the need for any external energy source. This creates energy cost savings.

System Safety

There are two conditions necessary in a pyrolysis system. The first is a vacuum condition. During this phase, the organic compounds will decompose to fuel oil and fuel gas. This fuel gas is rich in hydrogen. It is dangerous if contact is made with air and is the major reason why explosions can occur at most pyrolysis plants. The second condition is a high pressure phase. The higher the pressure, the higher the conversion rate, however, the high pressure creates instability in the system and can be explosive.

In an Indirect Heat pyrolysis system, carbon dust is mixed with oil (called “tar”) vapors. These tar vapors while passing through the pipe to the condenser, stick to the pipe as tar. The tar may eventually plug the pipe and since tar contains sulfur it can corrode the pipe creating leaks causing the explosive fuel gas to leak. This is the most common reason for explosions in traditional pyrolysis systems plants.  To prevent such events, the APS200 system uses steam as protection. The steam reacts with the carbon dust to generate more fuel gas and reduces the tar produced. Also, the steam cleans the pipes to prevent corrosion and forms a protective shell to protect the fuel gas from making contact with the air even if it is leaking. The steam provides protection by preventing the fuel from igniting.

Markets

Joint Ventures

It is our intention to market the APS200 system through joint ventures with qualified interests in establishing joint ventures and establishing waste conversion operations.

Effective October 28, 2011, we entered into a joint venture agreement with Alpha to establish the APS200 system in Jamaica.  Alpha, as a sub licensee will be subject to a sub-license fee of $ 70,000 payable in monthly installments of $ 5,000 per month commencing November 1, 2011 ending, January 1, 2013.  As per our Agreement with Omega, 5% of the sub license fee is payable to Omega on a quarterly basis.  As additional consideration, the joint venture will remit a 5% royalty fee on all gross sales generated, of which 3% will be remitted to Omega and 2% retained by us.  Alpha is to raise $ 250,000, half of the purchase price of the APS200 system and we are to raise the remaining balance.  Alpha is to raise such funds by June 30, 2013.  We are subject to raising the additional $ 250,000 by June 30, 2013.  In the event that we do not raise such funding by September 30, 2013, our agreement with Alpha is deemed terminated and we are liable to repay the sum of all monthly license fees paid.   The repayment must be made within a 12 month period.  In the event that Alpha does not raise such funding, the monthly sub license fee will be retained by us.

Markets – By Products

Management is unaware of any plan for recycling of used tires in Jamaica, resulting in used tires being discarded as garbage where they ultimately end up in landfills.  We believe that these discarded tires would provide a source of raw materials for us at little cost.

Sustainable biochar is a powerfully simple tool that can produce a soil enhancer that holds carbon and makes soil more fertile; reduce agricultural waste; and produce clean, renewable energy.

Biochar is a highly porous charcoal that enables soil to retain nutrients and water and carbon content and yields improved plant and crop.   The carbon content in the biochar can be stored in soil indefinitely.  Biochar as a soil enhancer is mostly used in areas that have depleted soils with inadequate water and fertilizer use.

Biochar can improve soil fertility for the long term using locally available materials. Used alone, compost, manure or agrochemicals must be added at the same rate every year in order to realize benefits. Application rates can be reduced when nutrients are combined with biochar. Biochar can play a role in expanding options for sustainable soil management, not only to improve soil productivity but also to decrease nutrient loss through leaching by percolating water.  We intend to market biochar produced to landscapers for softscape use in horticulture design.

Marketing Strategy

By-products generated would be initially marketed throughout the Caribbean.  Our target market will be that of landscape horticulturalists.  We may expand our target market at a later time and such efforts to expand our marketing scope will be dependent on the success of our initial operations.

Distribution Methods and Installation

We currently do not have distribution methods to deliver by-products generated by the System.  We will explore methods of distribution subject to the market response upon initiation of operations.

New Products

We are not developing nor do we intend to distribute any other products in the foreseeable future.

Competition

Management is not aware of competition in Jamaica, WI.  However emerging competitors may have significantly greater financial, marketing and other resources than we have.  Competitors have and may adopt aggressive pricing or inventory availability policies and devote substantially more resources to website and systems development than we do. Increased competition may result in reduced operating margins and loss of market share.

Availability of Raw Materials

We have entered into discussions with several vehicle service stations which has access to the amount of input of used tire material we require.  We have not entered into any definitive agreements with these suppliers as the cost of the tires per ton will vary.  The cost will vary from $ 50 to $ 100 per ton.  Management is confident that these sources are sufficient for supplying operations with the necessary feedstock material.

We cannot estimate at this time the frequency of our placement of orders as we have not established trends or possible seasonal aspects which may affect our sub distributor’s business and the resultant increase or lag in number of orders placed with us.

Orders and Payment

Payments are made by wire transfer, bank draft, or money order.

Delivery

Please refer to “Distribution Methods and Installation”.

Returns and Refunds

Our warranty policy states that the APS200 system will be free from material defects in materials and workmanship. The foregoing warranty is subject to the proper installation, operation and maintenance of the APS200 system in accordance to the APS200 system operating manual. Warranty claims must be made by the customer in writing within 15 days of the manifestation of a problem. The warranty period begins on the date the APS200 system is delivered and continues for Twelve (12) months.

Excluded from the warranty are problems due to accidents, misuse, misapplication, storage damage, negligence, or modification to the APS200 system or its components.

Patents, Trademarks and Labor Contracts

Patents

We do not directly hold any patents for the APS200 System.

Trademarks

We do not have any trademarks on our trade name or logo.

Labor Contracts

We have one labor contract with a consulting firm for all our administration needs. Once the APS200 System is fully operational, we will require additional employees to operate the system and also sales staff for marketing and sale of by-products generated.

Government Regulation

We are subject to regulations from various federal, state and municipal authorities, each having different environment regulations to deal with waste and emissions. The following are some of the regulatory authorities throughout the world.

In the USA hazard wastes are regulated by the Environmental Protection Agency (“EPA”) through the Resource Conservation and Recovery Act (“RCRA”) which requires that hazard wastes be tracked from the time that they are generated until their final disposition. Further with the enactment of the Comprehensive Environmental Response, Compensation and Liability Act in 1980, a super fund was created for the clean-up and remediation of closed and abandoned hazardous waste sites. A facility that treats, stores or disposes of hazardous waste must obtain a permit under the RCRA. Individual states may regulate particular wastes more stringently than that mandated by the EPA because the EPA is authorized to delegate primary rulemaking to individual States and most states have implemented such regulations.

The federal government also mandates the requirements for hazardous waste landfill sites together with state and local governmental agencies which may have criteria of their own and which in some cases may be more stringent than the federal regulations.

Worldwide the United Nations Environmental Program (“UNEP”) estimated that more than 400 million tons of hazardous waste is produced annually.

In the United Kingdom the Department for Environment Food and Rural Affairs is the agency responsible for policy and regulations on the environment which includes air quality, waste operations and local authority environmental regulation. In Europe the European Commission is the regulator authority responsible issuing directives for the regulation of hazardous waste.

The EPA is also the regulatory authority governing vehicle emissions and emissions from large Municipal Waste Combusters (“MWC”) (greater than 250 tons per day), small MSWs (less than 150 Tons per day) (MWCs are incinerators which burn household, commercial/retail and or institutional waste), Hazardous Waste Combusters (‘HWC”) and Medical Waste Incinerators. State or federal MWC plans also include source and emission inventories, emission limits, testing, monitoring and reporting requirements or site specific compliance schedules including increments of progress.

The Asian countries also have their own emission and waste treatment regulatory bodies, most of which conform either to the EU or EPA standards.

As worldwide emissions levels have increased dramatically, a greater understanding of the impacts of these emissions have resulted in increased regulation and new development practices have been implemented to reduce emissions in countries worldwide. All of the above are the regulatory environment in which our technology and the proposed applications of the technology are applicable.

Research and Development

We have incurred $Nil on research and development as of to date.

Compliance with Environmental Laws

To our knowledge, we are not subject to any environmental laws which are cause of concern among management.

Handling and Storage of Biochar

To the best of management’s knowledge, there are no guidelines or precautions relating to the handling and storage of biochar.  We intend on handling and storing biochar based on standards applicable to carbon black as we may expand our operations in the future to accommodate the production of carbon black derived from waste tires.

In general, pure carbon black is difficult to ignite, does not undergo spontaneous combustion, and is not a dust explosion hazard. Red hot metal and electric sparks will not cause carbon black dust to ignite explosively. However, carbon black can be ignited by an open flame, glowing metal, sparks or lighted cigarettes. Once ignited it burns slowly with the production of toxic carbon monoxide. Storage fires may go undetected for some time, unless stirred or if sparks are present. If impurities are present on the carbon black (e.g. oil), then there is a risk of dust explosions. The risk of dust explosions is increased by the presence of unconsumed oil that adheres to the carbon.

Carbon black is a toxic solid. It may also be a dust explosion hazard depending on the impurities present. It is necessary that engineering controls are operating and that protective equipment requirement and personal hygiene measures are being followed.   Only authorized personnel should have access to this material. They should be properly trained regarding its hazards and its safe use.

There should be no possible ignition sources, (e.g. sparks, open flames). It is very important to keep areas where this material is used clear of other materials which can burn (e.g. cardboard, sawdust). If impurities are present on the carbon black this could be at risk of being an explosion hazard.  A non-sparking ventilation system, explosion-proof equipment and intrinsically safe electrical systems in areas of use must be installed.   Carbon black should be stored in dust-tight, labelled containers and should be kept closed when not in use.   Methods to control hazardous conditions include mechanical ventilation, local exhaust ventilation, and process enclosure if necessary, to control airborne dust.

Handing and Storage of Fuel Oil

Fuel oil has a high vapor pressure, evaporating quickly and will go stale in a few weeks if not chemically treated. It has high ignition temperature (about 1100° F). Stored fuel oil must be treated with a butylhydroxytoluene additive and protected from moisture if it is to be stored for any length of time.  Fuel tanks should be stored in a well-ventilated area building.

Any electrical fixtures surrounding the fuel oil tank should be explosion proof (sealed) and wired in sealed conduit to prevent fuel vapors from coming into contact with electrical sparks. Smoking or carrying of smoking materials within 50 feet of the fuel pumps should be prohibited.

Employees

As of to date, we had no full-time employees and no part-time employees.  We have engaged a consultant who provides various services to our company.

Principal Business Office & Administrative Branch Office

Our administrative office for North American investor relations and U.S. regulatory reporting is located at Suite 200, 245 East Liberty Street, Reno, Nevada, 89501.

RISK FACTORS

In addition to other information in this current report, the following risk factors should be carefully considered in evaluating our business because such factors may have a significant impact on our business, operating results, liquidity and financial condition.  As a result of the risk factors set forth below, actual results could differ materially from those projected in any forward-looking statements.  Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, operating results, liquidity and financial condition.  If any such risks occur, our business, operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS

We have a limited operating history upon which an evaluation of our prospects can be made.  For that reason, it would be difficult for a potential investor to judge our prospects for success.

We were organized in November 2010. We entered into the Agreement with Omega on October 3, 2011.  We have had limited operations since our inception from which to evaluate our business and prospects.  There can be no assurance that our future proposed operations will be implemented successfully or that we will have the ability to generate profits.  If we are unable to sustain our operations, you may lose your entire investment.  We face all the risks inherent in a new business, including the expenses, difficulties, complications and delays frequently encountered in connection with conducting operations, including capital requirements and management's potential underestimation of initial and ongoing costs.  As a new business, we may encounter delays and other problems in connection with the methods of product distribution that we implement.  We also face the risk that we will not be able to effectively implement our business plan.  In evaluating our business and prospects, these difficulties should be considered.  If we are not effective in addressing these risks, we will not operate profitably and we may not have adequate working capital to meet our obligations as they become due.

If we do not raise $ 250,000 to purchase the APS200 System by June 30, 2013, we are liable for the price increase if applicable

Our Agreement with Omega provides that the APS200 system can be purchased at a fixed price of $ 500,000 prior to September 30, 2013.  Subsequent to this date, Omega may increase the purchase price to reflect rising costs of raw materials. Our sub license agreement with Alpha provides that we are responsible for 50% of the purchase price which is due by June 30, 2013 and if we are unable to raise this amount, we will be responsible for any increase in the purchase price imposed by Omega. We may not have sufficient working capital to pay the increase in purchase price and in such an event, we are liable for the return of the sub license fees paid by Alpha.

We are liable for the return of the sub license fees paid by Alpha in the event that we are unable to raise $ 250,000 to purchase the APS 200 System

If we do not raise $ 250,000 by September 30, 2013, we are liable for the return to Alpha the sub license fee paid totaling $ 70,000.  This fee is payable in a 12 month period.  We may not have sufficient working capital to repay Alpha and there can be no assurance that repayment terms can be renegotiated that would be supportive of our financial situation at that time.

If Alpha does not raise its portion of the $ 250,000 by September 30, 2013, there is no assurance that we will have the working capital to purchase the APS200 System

Alpha is obligated to raise $ 250,000 by June 13, 2013. If Alpha does not raise such funds by this date, there can be no assurance that we will be in a position to raise the remaining balance or appoint another joint venture partner that would participate in the joint purchase of the APS200 system.

If we do not receive shareholder loans we may be unable to continue meeting our minimum funding requirements.

We will require shareholder loans to meet our working capital needs; however, we have no formalized agreements with shareholders guaranteeing that any required funding will be available to us.  We may exhaust this source of funding at any time, which would cause us to cease operations.

We must hire qualified engineering and professional services personnel.

We cannot be certain that we can attract or retain a sufficient number of highly qualified engineers and professional services personnel to efficiently maintain and enhance the APS200 system. To meet our needs for engineers and professional services personnel, we may use more costly third-party contractors and consultants to supplement our own staff. Our business may be harmed if we are unable to establish and maintain relationships with third-party implementation providers.

If we do not receive funding through private placements or shareholder as we may be unable to continue meeting our minimum funding requirements.

We require short term funding in the amount of approximately $65,000 in the next 12 months to fund our operations.  Although our shareholders are committed to providing the necessary funding in order to generate revenues they are not obligated to do so.  We have no formal agreements with our shareholders.  If we do not receive shareholder loans or any other form of funding, our operations would cease indefinitely.

We may not be able to compete effectively against our competitors, which could force us to curtail or cease business operations.

Many of our competitors have significantly greater name recognition, financial resources and larger distribution channels.  If we are not able to compete effectively against our competitors, we will be forced to curtail or cease our business operations. We do not have any market share in the industry at this time.

We may face product liability for the product we sell.

We may become liable for any damage caused by our products when used in the manner intended.  Any such claim of liability, whether meritorious or not, could be time-consuming and result in costly litigation.  We do not carry insurance.  Any imposition of liability could severely harm our business.

We are dependent on the services of our President and the loss of her services could have a material adverse effect on our ability to carry on business.

We are substantially dependent upon the efforts and skills of our company President, Ms. Rosemary Samuels. We do not have an employment contract and thus she has no obligation to fulfill his capacities as President for any specified period of time.   The loss of the services of Ms. Samuels will have a material effect on our business in that we would not have the necessary leadership to continue operations.

Our shareholders may not be able to enforce U.S. civil liabilities claims.

Our assets are located outside the United States and all of our director and officers are located outside the United States.  As a result, it may be difficult to effect service of process within the United States upon these persons.  In addition, a shareholder should not assume that the courts in any other country (i) would enforce judgments of U.S. courts obtained in actions against us or such persons predicated upon the civil liability provisions of the U.S. federal securities laws or other laws of the United States, or (ii) would enforce, in original actions, liabilities against us or such persons predicated upon the U.S. federal securities laws or other laws of the United States.

RISKS RELATED TO OUR COMMON STOCK

FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the penny stock rules promulgated by the SEC, FINRA rules require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker dealers to recommend that their customers buy our common stock, which may limit the ability to buy and sell our stock and have an adverse effect on the market value for our shares.

An investor’s ability to trade our common stock may be limited by trading volume.

A consistently active trading market for our common stock may not occur on the OTCBB. A limited trading volume may prevent our shareholders from selling shares at such times or in such amounts as they may otherwise desire.

Because we will not pay dividends in the foreseeable future, stockholders will only benefit from owning common stock if it appreciates.

We have never paid dividends on our common stock and we do not intend to do so in the foreseeable future. We intend to retain any future earnings to finance our growth. Accordingly, any shareholder who anticipates the need for current dividends from his investment should not purchase our common stock.

We intend to attempt to have our common stock quoted on the OTC Bulletin Board, which will limit the liquidity and price of our securities more than if our securities were quoted or listed on a national exchange.

Initially, our securities will be traded in the over-the-counter market. We intend to commence the process of obtaining a quotation of our common stock on the OTC Bulletin Board (“OTCBB”). In order for our common stock to trade on the OTCBB, a registered broker-dealer, serving as a market maker, must be willing to list bid and ask quotations for our common stock, sponsor our listing on the OTCBB, and file an application with the OTCBB on our behalf to make a market in our common stock. It is not possible to predict how long it may take to obtain a listing on the OTCBB. In the event an application for quotation of our common stock is submitted to the OTCBB, there can be no guaranty that the OTCBB will approve the application. Quotation of our securities on the OTC Bulletin Board will limit the liquidity and price of our securities more than if our securities were quoted or listed on a national exchange.

Trading On The OTC Bulletin Board May Be Volatile And Sporadic, Which Could Depress The Market Price Of Our Common Stock And Make It Difficult For Our Stockholders To Resell Their Shares.

Trading in stock quoted on the OTC Bulletin Board is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with our operations or business prospects. This volatility could depress the market price of our common stock for reasons unrelated to operating performance. Moreover, the OTC Bulletin Board is not a stock exchange, and trading of securities on the OTC Bulletin Board is often more sporadic than the trading of securities listed on a quotation system like NASDAQ or a stock exchange like Amex. Accordingly, shareholders may have difficulty reselling any of their shares.

Trading Of Our Stock May Be Restricted By The SEC’s Penny Stock Regulations And FINRA’s Sales Practice Requirements, Which May Limit A Stockholder’s Ability To Buy And Sell Our Stock.

The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in, and limit the marketability of, our common stock.

In addition to the “penny stock” rules promulgated by the Securities and Exchange Commission, the Financial Industry Regulatory Authority has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the Financial Industry Regulatory Authority believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. The Financial Industry Regulatory Authority’ requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

If we issue additional shares in the future, it will result in the dilution of our existing shareholders.

Our board of directors may choose to issue some or all of such shares to acquire one or more businesses or to provide additional financing in the future. The issuance of any such shares will result in a reduction of the book value and market price of the outstanding shares of our common stock. If we issue any such additional shares, such issuance will cause a reduction in the proportionate ownership and voting power of all current shareholders. Further, such issuance may result in a change of control of our corporation.

Our stock is substantially controlled by one shareholder for the foreseeable future and as a result, that shareholder will be able to control our overall direction.

Our directors and officers and principal shareholders own 61% of our outstanding shares.  As a result, they will be able to control the outcome of all matters requiring stockholder approval and will be able to elect all of our directors.  Such  control,  which may have the effect of delaying, deferring  or  preventing  a  change  of  control, is likely to continue for the foreseeable  future  and  significantly  diminishes  control and influence which future  stockholders  may  have  in  our company. See "Principal Stockholders."

MANAGEMENT'S DISCUSSION AND ANALYSIS AND PLAN OF OPERATIONS

Overview

Cautionary Notice Regarding Forward Looking Statements

We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. This filing contains a number of forward-looking statements which reflect management’s current views and expectations with respect to our business, strategies, products, future results and events, and financial performance. All statements made in this filing other than statements of historical fact, including statements addressing operating performance, events, or developments which management expects or anticipates will or may occur in the future, including statements related to distributor channels, volume growth, revenues, profitability, new products, adequacy of funds from operations, statements expressing general optimism about future operating results, and non-historical information, are forward looking statements. In particular, the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” variations of such words, and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements, and their absence does not mean that the statement is not forward-looking. These forward-looking statements are subject to certain risks and uncertainties, including those discussed below. Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated, or implied by these forward-looking statements. We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances.

Readers should not place undue reliance on these forward-looking statements, which are based on management’s current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below), and apply only as of the date of this filing. Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, the risks to be discussed in our next Annual Report on Form 10-K and in the press releases and other communications to shareholders issued by us from time to time which attempt to advise interested parties of the risks and factors which may affect our business. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

The following discussion should be read in conjunction with our financial statements and the related notes as filed on www.sec.gov. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to those discussed below and elsewhere in this report, particularly in the section entitled “Risk Factors”.

Our financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

OVERVIEW.

Critical Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  The application of GAAP involves the exercise of varying degrees of judgment. The resulting accounting estimates will not always precisely equal the related actual results.  Management considers an accounting estimate to be critical if:

-               assumptions are required to be made; and

-               changes in estimates could have a material effect on our financial statements.

We have determined that the calculation of the fair value of equity securities issued, specifically common and preferred shares for services rendered by our President and also issued to settle debt incurred, meet those criteria of a significant estimate.  We issued common and preferred shares in settlement of or debts to our President for services rendered and payments made on our behalf.  The quantity of common and preferred shares issued was determined based on the closing price of our shares on the date of settlement.

Cash Requirements

Over the next twelve months we intend to use any funds that we may have available to fund our operations.

Not including the purchase price of the APS200 system, we require additional funds of approximately $65,000 at a minimum to proceed with our plan of operation over the next twelve months. As we do not have the funds necessary to cover our projected operating expenses for the next twelve month period, we will be required to raise additional funds through the issuance of equity securities, through loans or through debt financing. There can be no assurance that we will be successful in raising the required capital or that actual cash requirements will not exceed our estimates.

Our auditors have issued a going concern opinion for our year ended December 31, 2010. This means that there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital to pay our bills. We do not have sufficient working capital to enable us to carry out our stated plan of operation for the next twelve months. We plan to complete debt financings and/or private placement sales of our common stock in order to raise the funds necessary to pursue our plan of operation and to fund our working capital deficit in order to enable us to pay our accounts payable and accrued liabilities. We currently do not have any arrangements in place for the completion of any debt financings or private placement financings and there is no assurance that we will be successful in completing any debt financing or private placement financing.

Purchase of Significant Equipment

As per our Agreement with Omega, we intend on purchasing one APS200 system by September 30, 2013.  The purchase price is fixed at $ 500,000 so as long as the APS200 is purchased by September 30, 2013.  Subsequent to this date, Omega at its sole discretion may increase the purchase price.  The license fee is non refundable.

Research and Development

We do not intend to allocate any funds to research and development over the twelve months.

Management’s Discussion and Analysis of Financial Condition and Results of Operation

We were incorporated in the State of Nevada on November 19, 2010. Since inception, we have been engaged in organizational efforts and obtaining initial financing.  We were initially formed as a vehicle to pursue a business combination.

On October 3, 2011, we entered into an Agreement with Omega which grants us the exclusive licensing rights for technology relating to the processing of organic waste to marketable byproducts (“APS200”). We will have exclusive rights to sub-license, establish joint ventures to commercialize, use and process organic waste, and sell related byproducts in the territory of Jamaica, WI for 20 years.   We acquired the licensing rights for $ 50,000 payable on or before October 31, 2011.  The $ 50,000 was paid on October 27, 2011.  We have the right to purchase from Omega, the APS200 system at a fixed price of $ 500,000 until September 30, 2013.  Subsequent to September 30, 2013, Omega may increase the purchase price at its sole discretion to reflect raising costs of raw materials and labor.  Upon purchasing the APS200 system, we subject to a royalty of 3% on licensee fees received as well as on gross sales from byproduct sales generated from the APS200 system. The Agreement was an arms-length transaction.

Our expenses are expected to vary and we cannot determine trends in our expenditures given our lack of operating history.

Revenues

We have not generated any revenues to date.  We anticipate receipt of the monthly license fee of $ 5,000 from Alpha commencing November 1, 2011.

Expenses

Our expenses for the fiscal year ended December 31, 2010 were $ 2,100.  On December 20, 2010, we issued an aggregate of 20,000,000 shares of common stock and 1,000,000 share of preferred stock to our President for an aggregate price equal to $2,100 to settle incorporation costs.  It consist of $ 450 in incorporation costs, $ 150 for resident agent costs and a $ 1,500 fee for preparing the necessary documentation as required for our registration statement.

Our expenses for the quarter ended September 30, 2011 were $ 4,012 of which $ 4,000 relates to audit costs.

We expect to continue to increase our business activities and we expect our total operating expenses to continue to rise over the coming twelve months.

Consulting Contract – November 1, 2011 through October 31, 2012

We entered into a consulting agreement Browngate Corporate Services Inc. (“Browngate”) whereas Browngate will provide consulting services relating to accounting and corporate governance.  Browngate will also provide office space and telephone and fax rental and also administrative support.  The term of the agreement is effective November 1, 2011 for a 12 month period.  The agreement can be cancelled with 30 days written notice.  The monthly fee for such services is $ 3,000.

Current trends in the industry

To the best of management’s knowledge, there are many pyrolysis systems competing in the same target market as the APS200 system.  At this time it is difficult to assess trends in the industry which may affect the results of our operations at this time due to the lack of operating history and experience in the industry.

Liquidity and Capital Resources

Working Capital
	At December 31, 2010	At September 30, 2011
Current Assets	$-	$13,088
Current Liabilities	$-	$4,100
Working Capital	$-	$8,988

Cash Flows
	At December 31, 2010	At September 30, 2011
Net Cash Consumed by Operating Activities	$-	$(12)
Net Cash Provided (Consumed) by Investing Activities	$-	$-
Net Cash Provided by Financing Activities	$-	$13,100
Net Cash Provided	$-	$13,088

Working Capital Needs:

Over the next 12 months, excluding the purchase of the APS200 system, we will require approximately $ 65,000 to sustain our working capital needs as follows:

Contractual obligations – consulting fees	36,000
Other consulting fees	12,000
Audit and accounting	10,000
Miscellaneous	7,000

Total	$ 65,000

Sources of Capital:

We expect to sustain our working capital needs with the monthly license fee of $ 5,000 as per our agreement with Alpha and also through shareholder loans and private placements.   Shareholder loans will be without stated terms of repayment or interest.  We will not consider taking on any long-term or short-term debt from financial institutions in the immediate future. Shareholders loans may be granted from time to time as required to meet current working capital needs.  We have no formal agreement that ensures that we will receive such loans. We may exhaust this source of funding at any time.  Financing from Alpha will commence November 1, 2011 until January 1, 2013.  There can be no assurance that such fees will be paid on a timely basis.

On October 27, 2011, we obtained a shareholder loan in the amount of $ 50,000 to fund the purchase of exclusive licensing rights of the APS200 system in Jamaica. This loan is without interest or stated terms of repayment.

Cash Flows

Operating Activities:

Net cash consumed by operating activities were $ 12.

Investing and Financing Activities:

For quarter ended September 30, 2011, we had no investing activities.

Our cash flows from financing activities were $13,100.  Effective September 30, 2011, we issued 13,000,000 shares of common stock to 19 shareholders at $ 0.001 per share.  We received a total of $ 13,000 in proceeds. We obtained $ 100 in shareholder loans to cover additional working capital needs.

Shareholder loans will be without stated terms of repayment or interest.  We will not be considering taking on any long-term or short-term debt from financial institutions in the immediate future. Shareholder and affiliate loans may be granted from time to time as required to meet current working capital needs.  We have no formal agreement that ensures that we will receive such loans. We may exhaust this source of funding at any time.

Material Commitments

We are committed to purchase one APS200 system with our joint venture partner, Alpha by September 30, 2011 at a fixed price of $ 500,000.  The purchase price will be paid equally between us and Alpha.  In the event that we do not make this purchase by the specified time, Omega may increase the cost of the APS200 system at its sole discretion.

Seasonal Aspects

Management is not currently aware of any seasonal aspects which would affect the results of our operations during any particular time of year.

Off Balance Sheet Arrangements

We have no off balance sheet arrangements.

Going Concern

We anticipate that additional funding will be required in the form of equity financing from the sale of our common stock.  At this time, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock or through a loan from our directors to meet our obligations over the next twelve months.  We do not have any arrangements in place for any future debt or equity financing.

Description of Property

Our principal business office is located at Suite 200, 245 East Liberty Street, Reno, Nevada, 89501.

We conduct our business in the office of a company controlled by a shareholder.  There has been no charge for this use.  If there was a charge, it would be insignificant.

There are currently no proposed programs for the renovation, improvement or development of the facilities that we currently use.  We believe that this arrangement is suitable given the nature of our current operations, and we also believe that we will not need to lease additional administrative offices in the immediate future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of September 30, 2011 (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) by all of our directors and executive officers as a group.  Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at our executive office address.

The persons or entities listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, except to the extent such power may be shared with a spouse.  No change in control is currently being contemplated.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	% Class (1)
Officers and Directors:
Common Stock	Rosemary Samuels, President	20,000,000	61%
		-	-
Officers and Directors as a Group		20,000,000	61%
Common Stock	-	-	-

5% Shareholders as a Group		20,000,000	61%
5% Shareholders and Officers and Directors as a Group		20,000,000	61%

Preferred Stock	Rosemary Samuels, President	1,000,000	100%

5% Shareholders and Officers and Directors as a Group		1,000,000	100%

(1)       Based on 33,000,000 shares outstanding as of September 30, 2011.

Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.

Change in Control

We are not aware of any arrangement that might result in a change in control of our company in the future.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following information sets forth the name of our officers and director, their present positions, age and biographical information within the last 5 years.  Also provided is a brief  description  of  the  business  experience of our director and executive officers and significant employees during the past five years and an indication of  directorships  held  by  such  director  in  other  companies subject to the reporting  requirements  of  the  Securities  Exchange  Act.

Name	Age	Position	Period Serving	Term (1)
Rosemary Samuels	53	President, CEO, CAO, CFO, Director, Treasurer, Secretary	1 year (November 23, 2010 – November 22, 2011)	1 year

(1)       Directors hold office until the next annual stockholders’ meeting or until a successor or successors are elected and appointed.

Rosemary Samuels

Ms. Samuels was appointed our sole officer and director effective November 23, 2010 and will be responsible for all areas of operations.

Ms. Samuels was the corporate secretary for Quadra Energy Systems Inc, (“Energy Systems”), a wholly owned subsidiary of Quadra Projects Inc., a publicly traded corporation from September 2009 through August 2011.  As corporate secretary, she was responsible for overseeing all areas relating to corporate governance.

From 2005 to date, Ms. Samuels is an operator of a biofeedback consulting business located in Kinston, Jamaica. Biofeedback is the process of identifying physiological functions using instruments that provide information on the body’s systems to improve health.

Family Relationships:

There are no family relationships among our director or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, executive officers, promoters or control persons has been involved in any of the following events during the past ten years:

  any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or
  being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

•                     our principal executive officer;

•                     each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended December 31, 2010 and September 30, 2011; and

•                     up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended December 31, 2010 and September 30, 2011, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Rosemary Samuels President, CEO, Director	2010	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	2,100 Nil	2,100 Nil

Other Compensation:

On December 20, 2010, we issued an aggregate of 20,000,000 shares of Common Stock and 1,000,000 share of Preferred Stock to Ms. Samuels for an aggregate price equal to $2,100, pursuant to the terms and conditions set forth in that certain common stock purchase agreement (the “Common Stock Purchase Agreement”).

The above noted shares were issued to compensate Ms. Samuels for expenses paid on our behalf totaling $2,100 and consist of $ 450 in incorporation costs, $ 150 for resident agent costs and a $ 1,500 fee for preparing necessary documentation as required by the SEC.

There are no compensatory plans or arrangements with respect to our executive officers resulting from their resignation, retirement or other termination of employment or from a change of control.

Stock Options/SAR Grants

During our fiscal year ended December 31, 2010, there were no options granted to our named officers or directors.

Outstanding Equity Awards at Fiscal Year End

No equity awards were outstanding as of the year ended December 31, 2010.

Option Exercises

During our fiscal year ended December 31, 2010, there were no options exercised by our named officers.

Stock Option Plan

No stock option plans were established as of the year ended December 31, 2010.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

We have determined that none of our directors are independent directors, as that term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended December 31, 2010, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last three completed fiscal years.

On December 20, 2010, we issued an aggregate of 20,000,000 shares of Common Stock and 1,000,000 share of Preferred Stock to Ms. Samuels for an aggregate price equal to $2,100, pursuant to the terms and conditions set forth in that certain common stock purchase agreement (the “Common Stock Purchase Agreement”).

The above noted shares were issued to compensate Ms. Samuels for expenses paid on our behalf totaling $2,100 and consist of $ 450 in incorporation costs, $ 150 for resident agent costs and a $ 1,500 fee for preparing necessary documentation as required by the SEC.

Effective September 30, 2011, we issued 13,000,000 shares of common stock to 19 shareholders at $ 0.001 per share.  We received a total of $ 13,000 in proceeds. Each of the 19 shareholders holds less than 5% of the outstanding shares.

The offer and sale of the shares were exempt from registration pursuant to Regulation S under the Securities Act, as such sales were made in offshore transactions to non-U.S. persons.

Director Independence

We currently act with one director, consisting of Rosemary Samuels. We have determined that our director is not an “independent director” as defined in NASDAQ Marketplace Rule 4200(a)(15).

We do not have a standing audit, compensation or nominating committee, but our entire board of directors acts in such capacities.  We believe that our members of our board of directors are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committee because we believe that the functions of an audit committee can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

We are currently not listed on any exchange.  We intend on being listed on the OTC Bulletin Board within 6 months.

Stockholders of Our Common Shares

As of September 30, 2011, we had 33,000,000 shares of our common stock outstanding and 1,000,000 shares of our preferred stock outstanding.

Dividend Policy

We have not declared or paid any cash dividends on our common stock or other securities and do not anticipate paying any cash dividends in the foreseeable future. Any future determination to pay cash dividends will be at the discretion of the Board of Directors and will be dependent upon our financial condition, results of operations, capital requirements, and such other factors as the Board of Directors deem relevant.

Recent Sales of Unregistered Securities; Use of Proceeds from Registered Securities

See below “RECENT SALES OF UNREGISTERED SECURITIES”

Equity Compensation Plan Information

Except as disclosed below, we do not have a stock option plan in favor of any director, officer, consultant or employee of our company.

Stock Option Grants

None

Securities Authorized For Issuance Under Equity Compensation Plans

In December 2010, our company president was awarded 20,000,000 shares of common stock and 1,000,000 shares of preferred stock, for expense paid on behalf of our company.

Purchase of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities during our fourth quarter of our fiscal year ended September 31, 2011.

RECENT SALES OF UNREGISTERED SECURITIES

The following sets forth certain information concerning securities which were sold or issued by us without the registration of the securities under the Securities Act of 1933 in reliance on exemptions from such registration requirements within the past three years:

On December 20, 2010, we issued an aggregate of 20,000,000 shares of Common Stock and 1,000,000 share of Preferred Stock to Ms. Samuels for an aggregate price equal to $2,100, pursuant to the terms and conditions set forth in that certain common stock purchase agreement (the “Common Stock Purchase Agreement”).

The above noted shares were issued to compensate Ms. Samuels for expenses paid on our behalf totaling $2,100 and consist of $ 450 in incorporation costs, $ 150 for resident agent costs and a $ 1,500 fee for preparing necessary documentation as required by the SEC.

Effective September 30, 2011, the Company issued 13,000,000 shares of Common Stock to 19 shareholders at $ 0.001 per share.  The Company received a total of $ 13,000 in proceeds. Each of the 19 shareholders holds less than 5% of the outstanding shares.

The common stock issuance was exempt from registration pursuant to Regulation S promulgated under the Act. We have complied with the requirements of Regulation S by having no directed selling efforts made in the United States, ensuring that the investors are non-U.S. persons with addresses in a foreign country and having the investors make representation to us certifying that he or she is not a U.S. person and is not acquiring the common stock for the account or benefit of a U.S. person, other than persons who purchased common stock in transactions exempt from the registration requirements of the Securities Act; and also agrees only to sell the common stock in accordance with the registration provisions of the Act or an exemption there from, or in accordance with the provisions of the Regulation.

As of September 30, 2011 and as of to date, 33,000,000 common shares were outstanding.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

DESCRIPTION OF SECURITIES

General

Our authorized capital stock consists of 195,000,000 shares of common stock at a par value of $0.0001 per share and 5,000,000 shares of preferred stock with a par value of $0.0001.  Our board of directors is authorized to issue preferred stock and to fix and determine the designations, rights preferences or other variations of each class or series within each class of preferred stock of the company.

Common Stock

As of September 30, 2011 and as of to date, there were 33,000,000  shares of our common stock issued and outstanding.

Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

We are authorized to issue up to 5,000,000 shares of preferred stock with a par value of $0.0001. Our board of directors is authorized to issue preferred stock and to fix and determine the designations, rights preferences or other variations of each class or series within each class of preferred stock of the company.

As of September 30, 2011 and as of to date, there were 5,000,000 preferred shares issued and outstanding.

Dividend Policy:

We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future. Should we declare a dividend in the future, such dividend will be paid to shareholders on a pro rata basis in accordance with their shareholdings at such time.

Share Purchase Warrants:

We have not issued and do not have outstanding any warrants to purchase our shares

Options:

We have not issued and do not have outstanding any options to purchase our shares.

Changes in Control:

Our common and preferred shares have no pre-emptive, conversion or other subscription rights. There are no redemption or sinking fund provisions applicable to the shares.

Our articles and by-laws do not contain any provisions that would delay, defer or prevent our change in control.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Indemnification Of Directors And Officers

The Nevada Revised Statutes provide that:

  a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful;
  a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defence or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper; and
  to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defence.

We may make any discretionary indemnification only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

  by our stockholders;
  by our board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;
  if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion;
  if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion; or
  by court order.

Our articles of incorporation and bylaws allow us to indemnify our officers and directors up to the fullest extent permitted by Nevada law, but such indemnification is not automatic. Our bylaws provide that indemnification may not be made to or on behalf of a director or officer if a final adjudication by a court establishes that the director or officer’s acts or omissions involved intentional misconduct, fraud, or a knowing violation of the law and was material to the cause of action.

Unless limited by our articles of incorporation (which is not the case with our articles of incorporation) a corporation must indemnify a director who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Management has determined that, as of the closing of the Agreement, our company has ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended.  Please refer to Item 2.01 of this current report for a detailed description of the asset purchase agreement and the business of our company following the closing date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit Number	Description
(3)	Articles of Incorporation and By-laws:
3.1	Certificate of Incorporation dated November 19, 2010*
3.2	Bylaws, effective November 23, 2010*

*	Filed as an exhibit to the Company's Registration Statement on Form 10, as filed with the SEC on May 6, 2011, and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Rosemary Samuels

Rosemary Samuels
President, Chief Executive Officer and Chairman
of the Board

Date:  November 1, 2011